    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1999
                                                    REGISTRATION NOS.: 33-63685
                                                                       811-7377
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 6                     [X]
                                    AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                               [ ]
                                 AMENDMENT NO. 7                            [ ]

                               ----------------

                          TCW/DW MID-CAP EQUITY TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                               ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                           immediately upon filing pursuant to paragraph (b)
                     ----
                       X   on March 29, 1999 pursuant to paragraph (b)
                     -----
                           60 days after filing pursuant to paragraph (a)
                     ----
                           on (date) pursuant to paragraph (a) of rule 485.
                     ----


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

===============================================================================

                          TCW/DW MID-CAP EQUITY TRUST


                             CROSS-REFERENCE SHEET

                                   FORM N-1A




       ITEM                                CAPTION
------------------ -------------------------------------------------------
      PART A                              PROSPECTUS
  1.    ..........   Cover Page; Back Cover
  2.    ..........   Investment Objective; Principal Investment
                     Strategies, Principal Risks, Past Performance
  3.    ..........   Fees and Expenses
  4.    ..........   Investment Objective; Additional Investment
                     Strategy Information; Additional Risk Information
  5.    ..........   Not Applicable
  6.    ..........   Fund Management
  7.    ..........   Pricing Fund Shares; Buying and Selling Shares; How to
                     Exchange Shares; How to Sell Shares; Distributions;
                     Tax Consequences
  8.    ..........   Share Class Arrangments
  9.    ..........   Financial Highlights

PART B               STATEMENT OF ADDITIONAL INFORMATION


     Information required to be included in Part B is set forth under the appropriate caption in Part B of this Registration Statement.


PART C


     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                    PROSPECTUS - MARCH 29, 1999

TCW/DW

         ---------------------------------------------------------------------



                                                           MID-CAP EQUITY TRUST




















                       A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                  Investment Objective .............................  1
                          Principal Investment Strategies ..................  1
                          Principal Risks ..................................  1
                          Past Performance .................................  2
                          Fees and Expenses ................................  3
                          Additional Investment Strategy Information .......  4
                          Additional Risk Information ......................  4
                          Fund Management ..................................  6
Shareholder Information   Pricing Fund Shares ..............................  7
                          How to Buy Shares ................................  7
                          How to Exchange Shares ...........................  9
                          How to Sell Shares ............................... 10
                          Distributions .................................... 12
                          Tax Consequences ................................. 12
                          Share Class Arrangements ......................... 13
Financial Highlights       ................................................. 20

                          This Prospectus contains important information about the Fund.
                          Please read it carefully and keep it for future reference.


   FUND CATEGORY
  ----------------
 [X] GROWTH


 [ ] Growth and Income


 [ ] Income


 [ ] Money Market

THE FUND

[GRAPHIC OMITTED]


             INVESTMENT OBJECTIVE
--------------------------------------------------

TCW/DW Mid-Cap Equity Trust is a mutual fund that seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.



[GRAPHIC OMITTED]


             PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------------------------------

The Fund will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $268 million and $11.1 billion as of January 27, 1999. The Fund's "Adviser," TCW Funds Management, Inc., invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Adviser uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Adviser then subjects the list of securities to a fundamental analysis using a variety of criteria.


(sidebar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.
(end sidebar)

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others. In addition to U.S. common stocks, the Fund may make other investments. For more information about the Fund's investments, see the "Additional Investment Strategy Information" section.


[GRAPHIC OMITTED]


             PRINCIPAL RISKS
-------------------------------------------
The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

[GRAPHIC OMITTED]


             PAST PERFORMANCE
----------------------------------------------
The bar chart and table below provide some indication of the Fund's performance history. The Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

1996*          3.90%
1997          10.97%
1998          62.71%



*     For the period February 27, 1996 through December 31, 1996.


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.



(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the life of the Fund.
(end sidebar)




(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)



During the periods shown in the bar chart, the highest return for a calendar quarter was 49.24% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)


------------------------------------------------------------------------------
                                  PAST 1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------
 Class A                            55.11%          42.30%
------------------------------------------------------------------------------
 Class B(1)                         57.71%          24.07%
------------------------------------------------------------------------------
 Class C                            61.53%          46.69%
------------------------------------------------------------------------------
 Class D                            64.16%          48.16%
------------------------------------------------------------------------------
 S&P 400(2)                         19.11%          22.76%
------------------------------------------------------------------------------
 Lipper Mid-Cap Funds Index(3)      13.92%          15.07%
------------------------------------------------------------------------------

1 Prior to July 28, 1997, the Fund only issued Class B shares.
2 The Standard & Poor's (Registered Trademark) Mid-Cap 400 Index, a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees, and should not be considered an investment.
3 The Lipper Mid-Cap Funds Index is an equally-weighted performance index of mid-cap funds. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

             FEES AND EXPENSES
-----------------------------------------------

The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                     CLASS A     CLASS B     CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)       5.25%1       None        None        None
--------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the offering       None2      5.00%3      1.00%4       None
 price or net asset value at redemption)
--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
 Management and Advisory fee                         1.00%       1.00%       1.00%       1.00%
--------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees               0.25%       0.90%       1.00%        None
--------------------------------------------------------------------------------------------------
 Other expenses                                      0.30%       0.30%       0.30%       0.30%
--------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                1.55%       2.20%       2.30%       1.30%
--------------------------------------------------------------------------------------------------

1 Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on sales made within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4 Only applicable to sales made within one year after purchase.

(sidebar)
SHAREHOLDER FEES

These fees are paid
directly from your
investment.
(end sidebar)

(sidebar)
ANNUAL FUND
OPERATING EXPENSES

These expenses are
deducted from the
Fund's assets and are
based on expenses paid
for the fiscal year ended
November 30, 1998.
(end sidebar)

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.



              IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
-----------------------------------------------------    --------------------------------------
             1 Year    3 Years    5 Years    10 Years     1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------    --------------------------------------
 CLASS A     $674      $989       $1325      $2274        $674     $989      $1325     $2274
-----------------------------------------------------    --------------------------------------
 CLASS B     $725      $994       $1390      $2554        $225     $694      $1190     $2554
-----------------------------------------------------    --------------------------------------
 CLASS C     $333      $718       $1230      $2636        $233     $718      $1230     $2636
-----------------------------------------------------    --------------------------------------
 CLASS D     $132      $412       $713       $1568        $132     $412      $713      $1568
-----------------------------------------------------    --------------------------------------

[GRAPHIC OMITTED]


             ADDITIONAL INVESTMENT STRATEGY INFORMATION
-------------------------------------------------------------------------------

This section provides additional information concerning the Fund's principal strategies.

COMMON STOCKS. As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 65% of its assets in a portfolio of common stocks of medium-sized companies and other equity securities.

OTHER INVESTMENTS. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.


PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 150% annually under normal circumstances. A high turnover rate will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."


The percentage limitations relating to the composition of the Fund's portfolio referenced in "Principal Investment Strategies" apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]


             ADDITIONAL RISK INFORMATION
-----------------------------------------------------------
As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its common stock investments, including the risks associated with investments in securities of medium-sized companies. This section provides additional information regarding the principal risks of investing in the Fund.

SMALL COMPANIES. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), the Adviser and the Fund's other service providers, as well as the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Manager, Adviser and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

[GRAPHIC OMITTED]



             FUND MANAGEMENT
---------------------------------------------

The Fund has retained the Manager -- Morgan Stanley Dean Witter Services Company Inc. -- to provide administrative services and manage its business affairs (other than providing investment advice). The Fund has contracted with the Adviser -- TCW Funds Management, Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is in turn a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. The Manager's main business office is located at Two World Trade Center, New York, NY 10048.

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Manager is a wholly owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is widely recognized as a leader in the mutual fund industry. Together, the Manager and Morgan Stanley Dean Witter Advisors Inc. have more than $126.2 billion in assets under management or administration as of February 28, 1999.
(end sidebar)


The Adviser, together with its affiliated companies, manages more than $55 billion primarily for institutional investors. The Adviser is a wholly-owned subsidiary of The TCW Group, Inc. Its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Douglas S. Foreman, Group Managing Director of the Adviser, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Adviser. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of The TCW Group since 1994.


The Fund pays the Manager and Adviser a monthly management or advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Manager and Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 1998 the Fund accrued aggregate total compensation to the Manager and the Adviser of 1.00% of the Fund's average daily net assets (0.60% to the Manager and 0.40% to the Adviser).


In connection with the contemplated consolidation of the TCW/DW Funds with the Morgan Stanley Dean Witter Funds, the Fund's Board of Trustees has approved changes to the Fund's management/advisory relationships. Specifically, the Board has approved the appointment of the Manager as the new investment manager to replace the Adviser. The Board also has approved the retention of the Adviser as sub-advisor to the Fund. The result of the new arrangements would be that the Manager would have overall responsibility for management of the Fund, including supervisory responsibility over the Fund's investment programs, while the Adviser would retain responsibility for investing the Fund's assets. The Manager would continue to have responsibility for administrative services. Under the new arrangements, the investment management fee rate that would be paid by the Fund would be equal to the aggregate management/advisory fee rate currently paid by the Fund. The Adviser would receive a sub-advisory fee paid by the Manager equal to 0.40% of the Manager's fee. In order for the new arrangements to be implemented, they must be approved by the Fund's shareholders, who will be asked to approve the changes at a June 8, 1999 shareholders' meeting. Once shareholder approval is obtained, the new arrangements would be effective as soon as practicable thereafter.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]


             PRICING FUND SHARES
-------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


             HOW TO BUY SHARES
-----------------------------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


(sidebar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the TCW/DW Funds family and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds
(end sidebar)

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------------------------
                                                                           MINIMUM INVESTMENT
                                                                       -------------  -----------
INVESTMENT OPTIONS                                                        INITIAL      ADDITIONAL
-------------------------------------------------------------------------------------------------
 Regular Accounts:                                                     $1,000             $100
 Individual Retirement Accounts:     Regular IRAs                      $1,000             $100
                                     Education IRAs                    $500               $100
-------------------------------------------------------------------------------------------------
 EasyInvestSM                        (Automatically from your
                                     checking or savings account or
                                     Money Market Fund)                $ 100*             $100*
-------------------------------------------------------------------------------------------------



*     Provided your schedule of investments totals $1,000 in twelve months.

(sidebar)
EASYINVEST(service mark)

A purchase plan that
allows you to transfer
money automatically
from your checking or
savings account or from
a Money Market Fund
on a semi-monthly,
monthly or quarterly
basis. Contact your
Morgan Stanley Dean
Witter Financial
Advisor for further
information about this
service.
(end sidebar)


There is no minimum investment amount if you purchase Fund shares through: (1) the Morgan Stanley Dean Witter Advisors' mutual fund asset allocation plan, or
(2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


THREE DAY SETTLEMENT. Fund shares are sold through the Fund's distributor, Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for Fund shares is due on the third business day (settlement day) after you place a purchase order.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: TCW/DW Mid-Cap Equity
  Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


             HOW TO EXCHANGE SHARES
-------------------------------------------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered TCW/DW Multi-Class Fund advised by the Adviser and managed by the Manager, without the imposition of an exchange fee. You may also exchange Fund shares, without the imposition of an exchange fee, for shares of TCW/DW North American Government Income Trust, and five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]


             HOW TO SELL SHARES
------------------------------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order in proper form.



 OPTIONS             PROCEDURES
-------------------------------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial
 Financial Advisor   Advisor or other authorized financial representative.
                     ----------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
-------------------------------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o your account number;
                     o the dollar amount or the number of shares you wish to sell;
                     o the Class of shares you wish to sell; and
                     o the signature of each owner as it appears on the account.
                     ----------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee.
                     You can generally obtain a signature guarantee from a securities broker-dealer, bank or credit union; a notary public cannot provide a signature guarantee.
                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ----------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey
                     City, New Jersey 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ----------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                     ----------------------------------------------------------------------------------

 OPTIONS           PROCEDURES
----------------------------------------------------------------------------------------------------
 Systematic        If your investment in all of the TCW/DW Family of Funds has a total market
 Withdrawal Plan   value of at least $10,000, you may elect to withdraw amounts of $25 or more,
[GRAPHIC OMITTED]  or in any whole percentage of a Fund's balance (provided the amount is at least
                   $25), on a monthly, quarterly, semi-annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                   ---------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
                   ---------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley
                   Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------


(sidebar)
SYSTEMATIC
WITHDRAWAL PLAN

This plan allows you to
withdraw money
automatically from your
Fund account at regular
intervals. The service is
available to
shareholders whose
investments in all
TCW/DW Funds total
at least $10,000.
Contact your Morgan
Stanley Dean Witter
Financial Advisor for
more details.
(end sidebar)

PAYMENT FOR SOLD SHARES. After we receive your instruction to sell in proper form, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

[GRAPHIC OMITTED]


             DISTRIBUTIONS
----------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(service mark)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another TCW/DW Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Any capital gains are distributed in December; if a second capital gain distribution is necessary, it is paid in the following year. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


             TAX CONSEQUENCES
----------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]


             SHARE CLASS ARRANGEMENTS
--------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


CLASS     SALES CHARGE                                                        ANNUAL 12B-1FEE
----------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of
          $25,000 or more; shares sold without an initial sales charge are
          generally subject to a 1.0% CDSC during the first year                   0.25%
----------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0%
          after six years                                                           1.0%
----------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                           1.0%
----------------------------------------------------------------------------------------------
  D       None                                                                      None
----------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                 FRONT-END SALES CHARGE
                                     --------------------------------------------------
                                          PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                           5.25%                    5.54%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000               4.75%                    4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000              4.00%                    4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000             3.00%                    3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $1 million           2.00%                    2.04%
---------------------------------------------------------------------------------------
 $1 million and over                           0                        0
---------------------------------------------------------------------------------------


(sidebar)
FRONT-END SALES
CHARGE OR FSC

An initial sales charge
you pay when
purchasing Class A
shares that is based on
a percentage of the
offering price. The
percentage declines
based upon the dollar
value of Class A shares
you purchase. We offer
three ways to reduce
your Class A sales
charges -- the
Combined Purchase
Privilege, Right of
Accumulation and
Letter of Intent.
(end sidebar)

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.


o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other TCW/DW Multi-Class Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other TCW/DW Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any TCW/DW Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other TCW/DW Multi-Class Funds. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.

OTHER FRONT-END SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW
  Eligible Plans") which have at least 200 eligible employees.

o A MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.



CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE    CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
----------------------------------------------------------------------------
 First                                               5.0%
----------------------------------------------------------------------------
 Second                                              4.0%
----------------------------------------------------------------------------
 Third                                               3.0%
----------------------------------------------------------------------------
 Fourth                                              2.0%
----------------------------------------------------------------------------
 Fifth                                               2.0%
----------------------------------------------------------------------------
 Sixth                                               1.0%
----------------------------------------------------------------------------
 Seventh and thereafter                              None
----------------------------------------------------------------------------

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you
sell shares of certain
TCW/DW Funds
purchased without an
initial sales charge. This
fee declines the longer
you hold your shares as
set forth in the table.
(end sidebar)


Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares held for you as a participant in a MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a TCW/DW Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of one of the five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager, TCW/DW Multi-Class Fund or TCW/DW North American Government Income Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another TCW/DW Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the TCW/DW Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a TCW/DW Multi-Class Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

o Investors participating in Morgan Stanley Dean Witter Advisors' mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Certain unit investment trusts sponsored by Dean Witter Reynolds.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other TCW/DW Multi-Class Funds and/or (2) previous purchases of Class A shares of

TCW/DW Multi-Class Funds, TCW/DW North American Government Income Trust and five Money Market Funds advised by Morgan Stanley Dean Witter Advisors you currently own.



NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



CLASS B
-------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                 FOR THE YEAR           FOR THE YEAR       FEBRUARY 27, 1996*
                                                    ENDED                  ENDED                THROUGH
                                             NOVEMBER 30, 1998++   NOVEMBER 30, 1997**++   NOVEMBER 30, 1996
-------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $  10.85             $  10.92                 $  10.00
-------------------------------------------------------------------------------------------------------------
 Income (loss) from Investment operations
  Net investment income                          (0.26)               (0.22)                   (0.13)
  Net realized and unrealized gain                4.87                 0.15                     1.05
                                               --------             --------                 --------
 Total income (loss) from investment
 operations                                       4.61                (0.07)                    0.92
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $  15.46             $  10.85                 $  10.92
-------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                   42.49%               (0.64)%                   9.20%(1)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
 Expenses                                         2.20%(3)             2.29%                    2.28%(2)
-------------------------------------------------------------------------------------------------------------
 Net investment loss                             (2.05)%(3)           (2.16)%                  (1.79)%(2)
-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $212,043             $174,412                 $205,274
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             52%                  49%                      25%(1)
-------------------------------------------------------------------------------------------------------------



*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A++
-------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
-------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------
 Net asset value, beginning of period       $10.88             $10.85
-------------------------------------------------------------------------------------
 Income from Investment operations
  Net investment loss                       (0.18)              (0.06)
  Net realized and unrealized gain           4.90                0.09
                                            -------             --------
-------------------------------------------------------------------------------------
 Total income from investment operations     4.72                0.03
-------------------------------------------------------------------------------------
 Net asset value, end of period             $15.60             $10.88
-------------------------------------------------------------------------------------
 TOTAL RETURN+                              43.38%               0.28%(1)
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
 Expenses                                    1.55%(3)            1.55%(2)
-------------------------------------------------------------------------------------
 Net investment loss                        (1.40)%(3)          (1.46)%(2)
-------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
 Net assets, end of period, in thousands    $1,107              $  58
-------------------------------------------------------------------------------------
 Portfolio turnover rate                     52%                   49%
-------------------------------------------------------------------------------------



CLASS C++
-------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------
 Net asset value, beginning of period       $10.85             $10.85
-------------------------------------------------------------------------------------
Income from Investment operations
  Net investment loss                       (0.28)             (0.08)
  Net realized and unrealized gain           4.88               0.08
                                            -------            --------
 Total income from investment operations     4.60                 --
-------------------------------------------------------------------------------------
 Net asset value, end of period             $15.45             $10.85
-------------------------------------------------------------------------------------
 TOTAL RETURN+                              42.27%              0.09%(1)
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
 Expenses                                    2.30%(3)           2.32%(2)
-------------------------------------------------------------------------------------
 Net investment loss                        (2.15)%(3)         (2.22)%(2)
-------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
 Net assets, end of period, in thousands     $712                $83
-------------------------------------------------------------------------------------
 Portfolio turnover rate                       52%                49%
-------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D++
-------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
-------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA
 Net asset value, beginning of period       $10.89              $10.85
-------------------------------------------------------------------------------------
 Income from Investment operations
  Net investment loss                       (0.15)              (0.05)
  Net realized and unrealized gain           4.92                0.09
                                            -------             --------
 Total income from investment operations     4.77                0.04
-------------------------------------------------------------------------------------
 Net asset value, end of period             $15.66              $10.89
-------------------------------------------------------------------------------------
 TOTAL RETURN+                              43.80%               0.37%(1)
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
 Expenses                                    1.30%(3)            1.30%(2)
-------------------------------------------------------------------------------------
 Net investment loss                        (1.15)%(3)          (1.19)%(2)
-------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $15                 $10
-------------------------------------------------------------------------------------
 Portfolio turnover rate                       52%                 49%
-------------------------------------------------------------------------------------



*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

NOTES



       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

TCW/DW MID-CAP EQUITY TRUST


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

(sidebar)
TICKER SYMBOLS:

 Class A:    TMDAX
------------------
 Class B:    TMDBX
------------------
 Class C:    TMDCX
------------------
 Class D:    TMDDX
------------------
(end sidebar)

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

































(TCW/DW MID-CAP EQUITY TRUST; INVESTMENT COMPANY ACT FILE NO. 811-7377)

STATEMENT OF ADDITIONAL INFORMATION
                                                    TCW/DW MID-CAP
                                                    EQUITY TRUST

MARCH 29, 1999



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated March 29, 1999) for TCW/DW Mid-Cap Equity Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.




TCW/DW Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History ...................................................................  4
II.   Description of the Fund and Its Investments and Risks ..........................  4
          A. Classification ..........................................................  4
          B. Investment Strategies and Risks .........................................  4
          C. Fund Policies/Investment Restrictions ...................................  8
III.  Management of the Fund .........................................................  9
          A. Board of Trustees .......................................................  9
          B. Management Information .................................................. 10
          C. Compensation ............................................................ 14
IV.   Control Persons and Principal Holders of Securities ............................ 16
V.    Management, Investment Advice and Other Services ............................... 16
          A. Manager ................................................................. 16
          B. The Adviser ............................................................. 16
          C. Principal Underwriter ................................................... 17
          D. Services Provided by the Manager, the Adviser and Fund Expenses Paid by
               Third Parties ......................................................... 17
          E. Dealer Reallowances ..................................................... 18
          F. Rule 12b-1 Plan ......................................................... 18
          G. Other Service Providers ................................................. 22
VI.   Brokerage Allocation and Other Practices ....................................... 23
          A. Brokerage Transactions .................................................. 23
          B. Commissions ............................................................. 23
          C. Brokerage Selection ..................................................... 23
          D. Directed Brokerage ...................................................... 24
          E. Regular Broker-Dealers .................................................. 24
VII.  Capital Stock and Other Securities ............................................. 24
VIII. Purchase, Redemption and Pricing of Shares ..................................... 25
          A. Purchase/Redemption of Shares ........................................... 25
          B. Offering Price .......................................................... 26
IX.   Taxation of the Fund and Shareholders .......................................... 27
X.    Underwriters ................................................................... 28
XI.   Calculation of Performance Data ................................................ 29
XII.  Financial Statements ........................................................... 30

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Adviser " -- TCW Funds Management, Inc., a wholly-owned subsidiary of
TCW.


     "Custodian " -- The Bank of New York.


     "Dean Witter Reynolds " -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Distributor " -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors " -- Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund " -- TCW/DW Mid-Cap Equity Trust, a registered open-end investment company.


     "Independent Trustees " -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Manager " -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. The Manager may also be referred to as MSDW Services Company.


     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds " -- Registered investment companies (i) for which the MSDW Advisors serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW " -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


     "MSDW Advisors " -- Morgan Stanley Dean Witter Advisors, Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "TCW " -- The TCW Group, Inc., a preeminent investment management and investment advisory services firm.


     "TCW/DW Funds " -- The registered investment companies managed by the Manager and advised by the Adviser.


     "Transfer Agent " -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees " -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized under the laws of the Commonwealth of Massachusetts on October 17, 1995 as a Massachusetts business trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable. The Fund may invest up to 5% of the value of its net assets in rights.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

     YEAR 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

     In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek long-term capital appreciation.

     The Fund may not:


    1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    7. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    8. Purchase or sell commodities or commodities contracts.

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

   10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
       (c) borrowing money; or (d) lending portfolio securities.

   12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   13. Make short sales of securities.

   14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   16. Invest for the purpose of exercising control or management of any other issuer.

   17. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

   18. Invest in options or futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review of the Manager to ensure that administrative services are provided to the Fund in a satisfactory manner.



     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. Five Trustees (56% of the total number) have no affiliation or business connection with the Manager or Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Manager's parent company, MSDW or the Adviser's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "Management Trustees") are affiliated with the Manager or Adviser. Four of the five Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series" a mutual fund for which the Manager is the investment advisor. Four of the five Independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.



     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and with the 85 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series are shown below.





 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
John C. Argue (67) ........................   Of Counsel, Argue Pearson Harbison & Myers (law
Trustee                                       firm); Trustee of the TCW/DW Funds; Director,
c/o Argue Pearson Harbison & Myers            Avery Dennison Corporation (manufacturer of
801 South Flower Street                       self-adhesive products and office supplies);
Los Angeles, California                       Chairman, The Rio Hondo Memorial Foundation
                                              (charitable foundation); advisory director, LAACO
                                              Ltd. (owner and operator of private clubs and real
                                              estate); director or trustee of various business and
                                              not-for-profit corporations; Director, TCW Galileo
                                              Funds, Inc.; Director, TCW Convertible Securities
                                              Fund, Inc.; Director, Apex Mortgage Capital, Inc.
                                              and Nationwide Health Properties, Inc. (real estate
                                              investment trusts).
Richard M. DeMartini* (46) ................   President and Chief Operating Officer of Morgan
Trustee                                       Stanley Dean Witter Individual Asset Management
Two World Trade Center                        Group, a business unit of MSDW; President and
New York, New York                            Chief Operating Officer of Dean Witter Reynolds;
                                              Trustee of the TCW/DW Funds and the Van
                                              Kampen American Capital Funds; Director and/or
                                              officer of various MSDW subsidiaries; formerly
                                              Vice Chairman of the Board of the National
                                              Association of Securities Dealers, Inc.; and
                                              Chairman of the Board of Directors of the NASDAQ
                                              Market, Inc.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Charles A. Fiumefreddo* (65) ..............   Chairman, Chief Executive Officer and Trustee of
Chairman of the Board, President,             the TCW/DW Funds; Chairman, Director or Trustee,
Chief Executive Officer and Trustee           President and Chief Executive Officer of the Morgan
Two World Trade Center                        Stanley Dean Witter Funds; Trustee of Discover
New York, New York                            Brokerage Index Series; formerly Chairman, Chief
                                              Executive Officer and Director of the Manager, the
                                              Distributor and MSDW Advisors; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June, 1998).
John R. Haire (74) ........................   Chairman of the Audit Committee and Trustee of
Trustee                                       the TCW/DW Funds; Chairman of the Audit
Two World Trade Center                        Committee and Director or Trustee of the Morgan
New York, New York                            Stanley Dean Witter Funds; Chairman of the Audit
                                              Committee and Trustee of Discover Brokerage
                                              Index Series; formerly Chairman of the Independent
                                              Directors or Trustees of the Morgan Stanley Dean
                                              Witter Funds and the TCW/DW Funds (until June,
                                              1998); formerly President, Council for Aid to
                                              Education (1978-1989) and Chairman and Chief
                                              Executive Officer of Anchor Corporation, an
                                              investment advisor (1964-1978).
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Trustee of the TCW/DW
Washington, D.C.                              Funds; Director or Trustee of the Morgan Stanley
                                              Dean Witter Funds; Trustee of Discover Brokerage
                                              Index Series; Director of NASDAQ, Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.
Thomas E. Larkin, Jr.* (59) ...............   Executive Vice President and Director, TCW;
President and Trustee                         President and Director, Trust Company of the
865 South Figueroa Street                     West; Vice Chairman and Director of TCW Asset
Los Angeles, California                       Management Company; Vice Chairman and
                                              Director of the Adviser; President and Director of
                                              TCW Galileo Funds, Inc.; Senior Vice President of
                                              TCW Convertible Securities Fund, Inc.; President
                                              and Trustee of the TCW/DW Funds; Member of the
                                              Board of Trustees of the University of Notre Dame;
                                              Director of Los Angeles Orthopaedic Hospital
                                              Foundation.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Trustee of the TCW/DW
c/o Triumph Capital, L.P.                     Funds; Director or Trustee of the Morgan Stanley
237 Park Avenue                               Dean Witter Funds; Trustee of Discover Brokerage
New York, New York                            Index Series; formerly Vice President, Bankers
                                              Trust Company and BT Capital Corporation
                                              (1984-1988); Director of various business
                                              organizations.
John L. Schroeder (68) ....................   Retired; Trustee of the TCW/DW Funds; Director
Trustee                                       or Trustee of the Morgan Stanley Dean Witter
c/o Gordon Altman Butowsky                    Funds; Trustee of Discover Brokerage Index Series;
Weitzen Shalov & Wein                         Director of Citizens Utilities Company; formerly
Counsel to the Independent Trustees           Executive Vice President and Chief Investment
114 West 47th Street                          Officer of the Home Insurance Company (August,
New York, New York                            1991-September, 1995).
Marc I. Stern* (54) .......................   President and Director, TCW; Chairman and
Trustee                                       Director of the Adviser; Vice Chairman and Director
865 South Figueroa Street                     of TCW Asset Management Company; Executive
Los Angeles, California                       Vice President and Director of Trust Company of
                                              the West; Chairman and Director of the TCW
                                              Galileo Funds, Inc.; Trustee of the TCW/DW Funds;
                                              formerly President and Director of SunAmerica,
                                              Inc. (financial services company) (1988-1990);
                                              Director of Qualcomm, Incorporated (wireless
                                              communications); director or trustee of various
                                              not-for-profit organizations.
Barry Fink (44) ...........................   Senior Vice President (since March, 1997),
Vice President,                               Secretary and General Counsel (since February,
Secretary and General Counsel                 1997) and Director (since July, 1998) of the
Two World Trade Center                        Manager and MSDW Advisors; Senior Vice
New York, New York                            President (since March, 1997) and Assistant
                                              Secretary and Assistant General Counsel (since
                                              February, 1997) of the Distributor; Assistant
                                              Secretary of Dean Witter Reynolds (since August,
                                              1996); Vice President, Secretary and General
                                              Counsel of the TCW/DW Funds and the Morgan
                                              Stanley Dean Witter Funds (since February, 1997);
                                              Vice President, Secretary and General Counsel of
                                              Discover Brokerage Index Series; previously First
                                              Vice President (June, 1993-February, 1997), Vice
                                              President and Assistant Secretary and Assistant
                                              General Counsel of the Manager and MSDW
                                              Advisors and Assistant Secretary of the TCW/DW
                                              Funds and the Morgan Stanley Dean Witter Funds.
Douglas S. Foreman (41) ...................   Managing Director of the Adviser, Trust Company
Vice President                                of the West and TCW Asset Management Company
865 South Figueroa Street                     (since May, 1994); previously portfolio manager
Los Angeles, California                       with Putnam Investments.
Christopher J. Ainley (40) ................   Managing Director of the Adviser, Trust Company
Vice President                                of the West and TCW Asset Management Company
865 South Figueroa Street                     (since February, 1996); formerly Senior Vice
Los Angeles, California                       President of the Adviser, Trust Company of the
                                              West and TCW Asset Management Company (May,
                                              1994-February, 1996); previously portfolio manager
                                              with Putnam Investments.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Manager and MSDW Advisors; Treasurer of the
Two World Trade Center                        TCW/DW Funds, the Morgan Stanley Dean Witter
New York, New York                            Funds and Discover Brokerage Index Series.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.



     In addition, Mitchell M. Merin, President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Manager and MSDW Advisors, Chairman and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of Dean Witter Reynolds, and Director of various MSDW subsidiaries, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Manager and MSDW Advisors and Robert S. Giambrone, Senior Vice President of the Manager, MSDW Advisors, the Distributor and the Transfer Agent and Director of the Transfer Agent are Vice Presidents of the Fund.

     In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. Mclnnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Manager and MSDW Advisors, and Todd Lebo, Vice President and Assistant General Counsel of the Manager and MSDW Advisors, are Assistant Secretaries of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, two of the Trustees, including one Independent Trustee, serve as members of the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR TCW/DW FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $2,800 plus a per meeting fee of $200 for meetings of the Board of Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager, the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1998.


                               FUND COMPENSATION



                                     AGGREGATE
                                   COMPENSATION
  NAME OF INDEPENDENT TRUSTEE      FROM THE FUND
-------------------------------   --------------
John C. Argue .................       $5,656
John R. Haire .................        7,106
Dr. Manuel H. Johnson .........        5,456
Michael E. Nugent .............        5,456
John L. Schroeder .............        5,656


     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 11 TCW/DW Funds that were in operation at December 31, 1998, and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 85 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998; and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Morgan Stanley Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Morgan Stanley Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible

Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Advisor to those investment companies. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds.




   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS




                                                                  FOR SERVICE
                               FOR SERVICE                        AS CHAIRMAN                             TOTAL CASH
                               AS DIRECTOR                      OF INDEPENDENT         FOR SERVICE       COMPENSATION
                               OR TRUSTEE      FOR SERVICE    DIRECTORS/TRUSTEES       AS CHAIRMAN       FOR SERVICES
                              AND COMMITTEE     AS TRUSTEE         AND AUDIT         OF INDEPENDENT         TO 85
                              MEMBER OF 85    AND COMMITTEE      COMMITTEES OF     DIRECTORS/TRUSTEES   MORGAN STANLEY
                             MORGAN STANLEY    MEMBER OF 11        85 MORGAN            AND AUDIT        DEAN WITTER
NAME OF                        DEAN WITTER        TCW/DW         STANLEY DEAN       COMMITTEES OF 11     FUNDS AND 11
INDEPENDENT TRUSTEE               FUNDS           FUNDS          WITTER FUNDS         TCW/DW FUNDS       TCW/DW FUNDS
--------------------------- ---------------- --------------- -------------------- -------------------- ---------------
John C. Argue .............           --         $62,331                 --                   --           $ 62,331
John R. Haire .............     $136,450          66,931           $101,338              $14,725            319,444
Dr. Manuel H. Johnson            128,400          62,331                 --                   --            190,731
Michael E. Nugent .........      132,450          62,131                 --                   --            194,581
John L. Schroeder .........      132,450          64,731                 --                   --            197,181


     As of the date of this Statement of Additional Information, 56 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 55 Morgan Stanley Dean Witter Funds for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.



----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS




                                   FOR ALL ADOPTING FUNDS
                              ---------------------------------
                                 ESTIMATED
                                  CREDITED
                                   YEARS           ESTIMATED       RETIREMENT BENEFITS          ESTIMATED ANNUAL
                               OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES     BENEFITS UPON RETIREMENT(2)
NAME OF                          RETIREMENT         ELIGIBLE              BY ALL                    FROM ALL
INDEPENDENT TRUSTEE             (MAXIMUM 10)      COMPENSATION        ADOPTING FUNDS             ADOPTING FUNDS
---------------------------   ---------------   ---------------   ---------------------   ----------------------------
John R. Haire .............         10                60.44%           $  (12,211)(3)               $134,705
Dr. Manuel H. Johnson               10                60.44                14,047                     52,250
Michael E. Nugent .........         10                60.44                25,336                     52,250
John L. Schroeder .........          8                50.37                45,117                     44,343


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 on page 15.


(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following persons owned 5% or more of the Class A Shares of the Fund as of March 1, 1999: Reed A. Larson and Joyce A. Larson JT WROS, N7766 Hwy 26, Watertown, WI 53094-9440 -- 10.690%; Blush & Co., P.O. Box 976, New York, NY 10268-0976 -- 7.983%; The following persons owned 5% or more of the Class C Shares of the Fund as of March 1, 1999: Adam J. Gilburne, 5104 Greystone Way, Birmingham, AL 35242-7200 -- 7.170%; The following persons owned 5% or more of the Class D Shares of the Fund as of March 1, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, Two World Trade Center, 73rd Floor, New York, NY 10048-0203 -- 99.871%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. MANAGEMENT, INVESTMENT ADVICE AND OTHER SERVICES
--------------------------------------------------------------------------------

A. MANAGER


     The Manager to the Fund is Morgan Stanley Dean Witter Services Company, a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation. Morgan Stanley Dean Witter Advisors is a wholly-owned subsidiary of Morgan Stanley, Dean Witter & Co. ("MSDW"), a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to a Management Agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. The Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended November 30, 1996, 1997 and 1998, the Manager accrued total compensation under the Management Agreement in the amounts of $793,626, $1,081,715 and $1,085,682, respectively.


B. THE ADVISER

     The Adviser to the Fund is TCW Funds Management, Inc., a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended November 30, 1996, 1997 and 1998, the Adviser accrued total compensation under the Advisory Agreement in the amounts of $529,084, $721,143 and $723,788, respectively.

     Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.


C. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected Dealer Agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


D. SERVICES PROVIDED BY THE MANAGER, THE ADVISER AND FUND EXPENSES PAID BY THIRD PARTIES

     Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.


     Under the terms of the Advisory Agreement, the Adviser invests the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.


     The Advisory Agreement provides that it will continue from year to year, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.


     Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


E. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


F. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                               1998                       1997                         1996
                     ------------------------   ------------------------   ----------------------------
Class A ..........    FSCs:(1)     $ 15,552     FSCs:(1)     $  3,000      FSCs:             N/A(2)
                     CDSCs:        $      0     CDSCs:       $      0      CDSCs:            N/A(2)
Class B ..........   CDSCs:        $679,862     CDSCs:       $946,000      CDSCs:     $  280,000(3)
Class C ..........   CDSCs:        $    372     CDSCs:       $      0      CDSCs:            N/A(2)


----------

(1) FSCs apply to Class A only.

(2) This Class commenced operations on July 28, 1997.

(3) For the period February 27, 1996 (commencement of operations) through November 30, 1996.




     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November 30, 1998, of $1,616,961. This amount is equal to 0.90% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended November 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,092 and $2,906, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), MSDW Advisors compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in MSDW Advisor's mutual fund asset allocation program, MSDW Advisors compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in MSDW Advisor's mutual fund asset allocation program).


     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 1998 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $15,417,031 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 10.70% ($1,650,179)--advertising and promotional expenses; (ii) 0.72% ($111,402)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 88.58% ($13,655,450)--other expenses, including the gross sales credit and the carrying charge, of which 8.49% ($1,158,906) represents carrying charges, 37.43% ($5,111,086) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.08% ($7,385,458) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal year ended November 30, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $8,805,273 as of November 30, 1998 (the end of the Fund's fiscal year), which was equal to 4.15% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $3,174 in the case of Class C at December 31, 1998

(the end of the calendar year), which amount was equal to 0.29% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Manager, Dean Witter Reynolds, MSDW Advisors or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

G. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the period February 27, 1996 (commencement of operations) through November 30, 1996, and for the fiscal years ended November 30, 1997 and 1998, the Fund paid a total of $197,506, $170,759 and $88,027, respectively, in brokerage commissions.


B. COMMISSIONS

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended November 30, 1997 and 1998 there were no brokerage fees paid to Dean Witter Reynolds. During the period June 1 through November 30, 1997 and during the fiscal year ended November 30, 1998, the Fund paid a total of $1,235 and $645, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended November 30, 1998, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.73% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.93% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Adviser currently serves as investment advisor to a number of clients, including other investment companies, and may in the future act as investment advisor to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Adviser utilizes a pro rata allocation process based on the size of the funds involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 1998, the Fund paid $87,382 in brokerage commissions in connection with transactions in the aggregate amount of $45,585,903 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS

     During the fiscal year ended November 30, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------


A. PURCHASE/REDEMPTION OF SHARES



     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.


     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

EXCHANGING SHARES OF CLASSES WITH A CDSC

     When exchanging shares of a Class of the Fund that imposes a CDSC, shares that are not subject to a CDSC because they were (i) purchased more than one year ago (for Class A and Class C) or six years ago (for Class B) or (ii) acquired through reinvestment of dividends or distributions (all such shares referred to as "Free Shares") will be exchanged first. After exchanging such Free Shares the shares subject to a CDSC that were held the longest will be exchanged next. Shares purchased during the same month are deemed to be held for the same length of time. (For shares held for the same length of time but subject to different CDSC rates, the shares with the lower CDSC rate will be exchanged first.) When exchanging shares subject to a CDSC, you should know that the CDSC rate will be calculated on such exchanged shares based on the lesser of: (a) the purchase price of those shares; or (b) their current net asset value at the time of the exchange. Accordingly, any appreciation in value on such exchanged shares are not subject to a CDSC. When exchanging a portion of shares deemed to be held for the same length of time, shares representing any appreciation in value (and therefore, such shares will not be subject to any CDSC) will be exchanged first.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services--F. Rule 12b-1 Plan."


     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of any other continuously offered TCW/DW Multi-Class Fund, TCW/DW North American Government Income Trust or five money market funds for which Morgan Stanley Dean Witter Advisors Inc. serves as investment manager are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans".

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 were 37.49% and 16.29%, respectively. The average annual total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 35.85% and 25.92%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 41.27% and 30.14%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 43.80% and 31.46%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 through November 30, 1998 were 42.49% and 17.12%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.38% and 31.08%, respectively, the average annual total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 42.27% and 30.14%, respectively, and the average annual total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.80% and 31.46%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 were 42.49% and 54.60%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.38% and 43.78%, respectively, the total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 42.27% and 42.40%, respectively, and the total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.80% and 44.33%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date

(expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at November 30, 1998:



                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE       $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   7/28/97      $13,623     $69,014     $139,467
Class B .........   2/27/96       15,460      77,300      154,600
Class C .........   7/28/97       14,240      71,200      142,400
Class D .........   7/28/97       14,333      72,165      144,330


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1998 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998





    NUMBER OF
      SHARES                                                       VALUE
-----------------                                              -------------
                    COMMON STOCKS (98.4%)
                    Accident & Health Insurance (2.0%)
  78,200            Hartford Life, Inc. (Class A) ..........   $  4,286,337
                                                               ------------
                    Advertising (3.2%)
253,712             Outdoor Systems, Inc.* .................      6,850,224
                                                               ------------
                    Biotechnology (1.2%)
 34,400             Biogen, Inc.* ..........................      2,610,100
                                                               ------------
                    Books/Magazine (0.3%)
 39,000             Playboy Enterprises, Inc.
                    (Class B)* .............................        602,062
                                                               ------------
                    Broadcast Media (9.9%)
152,000             Cablevision Systems Corp.
                    (Class A)* .............................      6,289,000
171,800             Clear Channel Communications,
                    Inc.* ..................................      8,031,650
130,000             TCA Cable TV, Inc. .....................      3,705,000
119,600             Westwood One, Inc.* ....................      3,139,500
                                                               ------------
                                                                 21,165,150
                                                               ------------
                    Cable & Telecommunications (2.9%)
 82,900             Global Crossing Ltd.* ..................      3,139,837
114,100             MetroNet Communications Corp.
                    (Class B) (Canada)* ....................      3,016,519
                                                               ------------
                                                                  6,156,356
                                                               ------------
                    Casino/Gambling (1.0%)
139,800             Mirage Resorts, Inc.* ..................      2,079,525
                                                               ------------
                    Computer Software (1.8%)
149,400             Cerner Corp.* ..........................      3,921,750
                                                               ------------
                    Computer Software
                    & Services (8.6%)
 55,200             Documentum, Inc.* ......................      2,318,400
178,300             FORE Systems, Inc.* ....................      2,696,787
106,200             National Techteam, Inc.* ...............        716,850
 56,300             Rational Software Corp.* ...............      1,277,306
333,600             Siebel Systems, Inc.* ..................      8,048,100
 86,400             VeriSign, Inc.* ........................      3,434,400
                                                               ------------
                                                                 18,491,843
                                                               ------------
                    Diversified Commercial
                    Services (10.7%)
 68,287             Apollo Group, Inc. (Class A)* ..........      2,202,256
121,250             Paychex, Inc. ..........................      6,032,187
133,800             Robert Half International, Inc.* .......      6,288,600
275,500             Romac International, Inc.* .............      3,839,781
209,700             Whittman-Hart, Inc.* ...................      4,613,400
                                                               ------------
                                                                 22,976,224
                                                               ------------
                    Diversified Financial Services (1.6%)
 93,000             Price (T. Rowe) Associates, Inc. .......      3,324,750
                                                               ------------


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                              ------------
                    Electronic Components (2.5%)
103,300             Xilinx, Inc.* ..........................   $  5,242,475
                                                               ------------
                    Electronics - Semiconductors/
                    Components (5.8%)
 87,800             Altera Corp.* ..........................      4,307,688
147,600             Maxim Integrated Products, Inc.*........      5,793,300
 66,600             Microchip Technology, Inc.* ............      2,318,513
                                                               ------------
                                                                 12,419,501
                                                               ------------
                    Hospital/Nursing Management (2.3%)
230,287             Health Management Associates,
                    Inc. (Class A)* ........................      4,994,349
                                                               ------------
                    Household Furnishings &
                    Appliances (1.6%)
123,900             Restoration Hardware, Inc.* ............      3,407,250
                                                               ------------
                    Internet (26.8%)
 72,100             Amazon.com, Inc.* ......................     13,843,200
104,800             At Home Corp. (Series A)* ..............      6,091,500
 53,300             Broadcast.com Inc.* ....................      3,517,800
141,200             E*TRADE Group, Inc.* ...................      3,812,400
 56,500             eBay Inc.* .............................     11,158,750
  3,200             GeoCities* .............................         96,200
 97,500             Yahoo! Inc.* ...........................     18,713,906
                                                               ------------
                                                                 57,233,756
                                                               ------------
                    Life Insurance (0.5%)
 32,300             MONY Group Inc.* .......................        999,281
                                                               ------------
                    Medical Specialties (1.3%)
151,300             Safeskin Corp.* ........................      2,865,244
                                                               ------------
                    Oil & Gas Drilling (0.9%)
174,700             Precision Drilling Corp. (Canada)*......      1,888,944
                                                               ------------
                    Real Estate (0.4%)
 48,000             CB Richard Ellis Services, Inc.* .......        852,000
                                                               ------------
                    Retail - Specialty (9.7%)
155,600             Bed Bath & Beyond, Inc.* ...............      4,852,775
141,200             Best Buy Co., Inc.* ....................      8,136,650
140,300             Corporate Express, Inc.* ...............        806,725
167,500             Just For Feet, Inc.* ...................      3,789,688
358,200             PetSmart, Inc.* ........................      3,067,088
                                                               ------------
                                                                 20,652,926
                                                               ------------
                    Retail - Specialty Apparel (1.2%)
104,800             Talbot's, Inc. (The) ...................      2,672,400
                                                               ------------
                    Wireless Communication (2.2%)
207,300             American Tower Corp. (Class A)*.........      4,793,813
                                                               ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $123,840,678)..........    210,486,260
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                 VALUE
-----------                                            -------------
              SHORT-TERM INVESTMENT (1.6%)
              REPURCHASE AGREEMENT
$   3,398     The Bank of New York 4.625%
              due 12/01/98 (dated 11/30/98;
              proceeds $3,398,551) (a)
              (Identified Cost $3,398,114)..........   $   3,398,114
                                                       -------------


TOTAL INVESTMENTS
(Identified Cost $127,238,792) (b).....       100.0%      213,884,374
LIABILITIES IN EXCESS OF OTHER
ASSETS ................................       ( 0.0)           (7,569)
                                              -----       -----------
NET ASSETS ............................       100.0%     $213,876,805
                                              =====      ============

--------------------------------
 *          Non-income producing security.
(a) Collateralized by $1,052,812 Student Loan Marketing Assoc. 5.057% due 12/17/98 valued at $1,052,580; $1,740,000 U.S. Treasury Note
            4.00% due 10/31/00 valued at $1,726,623 and $655,872 U.S. Treasury
            Note 6.25% due 10/31/01 valued at $687,554.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $95,811,768 and the aggregate gross unrealized depreciation is $9,166,186, resulting in net unrealized appreciation of $86,645,582.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998

ASSETS :
Investments in securities, at value
  (identified cost $127,238,792)..................................  $213,884,374
Receivable for:
   Investments sold ..............................................       325,774
   Shares of beneficial interest sold ............................       185,611
   Dividends .....................................................        18,566
Deferred organizational expenses .................................        74,115
Prepaid expenses .................................................        40,983
                                                                    ------------
   TOTAL ASSETS ..................................................   214,529,423
                                                                    ------------
LIABILITIES :
Payable for:
   Shares of beneficial interest repurchased .....................       271,355
   Plan of distribution fee ......................................       140,902
   Management fee ................................................       102,036
   Investment advisory fee .......................................        68,024
   Investments purchased .........................................        24,750
Accrued expenses .................................................        45,551
                                                                    ------------
   TOTAL LIABILITIES .............................................       652,618
                                                                    ------------
   NET ASSETS ....................................................  $213,876,805
                                                                    ============
COMPOSITION OF NET ASSETS :
Paid-in-capital ..................................................  $130,533,669
Net unrealized appreciation ......................................    86,645,582
Accumulated net realized loss ....................................    (3,302,446)
                                                                    ------------
   NET ASSETS ....................................................  $213,876,805
                                                                    ============
CLASS A SHARES :
Net Assets .......................................................  $  1,107,296
Shares Outstanding (unlimited authorized, $.01 par value).........        70,981
   NET ASSET VALUE PER SHARE .....................................  $      15.60
                                                                    ============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) .............  $      16.46
                                                                    ============
CLASS B SHARES :
Net Assets .......................................................  $212,042,718
Shares Outstanding (unlimited authorized, $.01 par value).........    13,717,791
   NET ASSET VALUE PER SHARE .....................................  $      15.46
                                                                    ============
CLASS C SHARES :
Net Assets .......................................................  $    712,341
Shares Outstanding (unlimited authorized, $.01 par value).........        46,118
   NET ASSET VALUE PER SHARE .....................................  $      15.45
                                                                    ============
CLASS D SHARES :
Net Assets .......................................................  $     14,450
Shares Outstanding (unlimited authorized, $.01 par value).........           923
   NET ASSET VALUE PER SHARE .....................................  $      15.66
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1998

NET INVESTMENT LOSS :
INCOME
Dividends .........................................  $    176,224
Interest ..........................................       102,687
                                                     ------------
   TOTAL INCOME ...................................       278,911
                                                     ------------
EXPENSES
Plan of distribution fee (Class A shares) .........         1,092
Plan of distribution fee (Class B shares) .........     1,616,961
Plan of distribution fee (Class C shares) .........         2,906
Management fee ....................................     1,085,682
Investment advisory fee ...........................       723,788
Transfer agent fees and expenses ..................       242,766
Registration fees .................................        84,733
Shareholder reports and notices ...................        59,459
Professional fees .................................        51,628
Organizational expenses ...........................        33,032
Custodian fees ....................................        32,366
Trustees' fees and expenses .......................        31,640
Other .............................................        11,845
                                                     ------------
   TOTAL EXPENSES .................................     3,977,898
                                                     ------------
   NET INVESTMENT LOSS ............................    (3,698,987)
                                                     ------------
NET REALIZED AND UNREALIZED GAIN :
Net realized gain .................................    31,236,102
Net change in unrealized appreciation .............    37,809,903
                                                     ------------
   NET GAIN .......................................    69,046,005
                                                     ------------
NET INCREASE ......................................  $ 65,347,018
                                                     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                           FOR THE YEAR        FOR THE YEAR
                                                              ENDED               ENDED
                                                        NOVEMBER 30, 1998   NOVEMBER 30, 1997*
                                                       ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment loss ..................................    $  (3,698,987)      $  (3,891,233)
Net realized gain (loss) .............................       31,236,102         (22,962,571)
Net change in unrealized appreciation ................       37,809,903          23,258,457
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       65,347,018          (3,595,347)
Net decrease from transactions in shares of beneficial
  interest ...........................................      (26,033,572)        (27,115,386)
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       39,313,446         (30,710,733)
NET ASSETS :
Beginning of period ..................................      174,563,359         205,274,092
                                                          -------------       -------------
  END OF PERIOD ......................................    $ 213,876,805       $ 174,563,359
                                                          =============       =============


---------------------
* Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Mid-Cap Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:



A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.



F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. INVESTMENT ADVISORY AGREEMENT


Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund who are employees of the Adviser.



4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,805,273 at November 30, 1998.


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.


The Distributor has informed the Fund that for the year ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $679,862 and $372, respectively and received $15,552 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1998 aggregated $92,856,026 and $125,265,184, respectively.

For the year ended November 30, 1998, the Fund incurred brokerage commissions of $645 with Morgan Stanley & Co., Inc., an affliate of the Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                               FOR THE YEAR                         FOR THE YEAR
                                                  ENDED                                ENDED
                                            NOVEMBER 30, 1998                    NOVEMBER 30, 1997*
                                    ----------------------------------   ----------------------------------
                                         SHARES            AMOUNT             SHARES            AMOUNT
                                    ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ............................          70,760      $     975,219             6,748      $      74,233
Repurchased .....................          (5,127)           (68,294)           (1,400)           (15,778)
                                           ------      -------------            ------      -------------
Net increase -- Class A .........          65,633            906,925             5,348             58,455
                                           ------      -------------            ------      -------------
CLASS B SHARES
Sold ............................       2,515,413         32,751,132         2,893,121         29,335,443
Repurchased .....................      (4,871,632)       (60,224,693)       (5,621,922)       (56,605,744)
                                       ----------      -------------        ----------      -------------
Net decrease -- Class B .........      (2,356,219)       (27,473,561)       (2,728,801)       (27,270,301)
                                       ----------      -------------        ----------      -------------
CLASS C SHARES
Sold ............................          41,665            574,086             7,669             86,447
Repurchased .....................          (3,216)           (41,022)               --                 --
                                       ----------      -------------        ----------      -------------
Net increase -- Class C .........          38,449            533,064             7,669             86,447
                                       ----------      -------------        ----------      -------------
CLASS D SHARES
Sold ............................              --                 --               923             10,013
                                       ----------      -------------        ----------      -------------
Net decrease in Fund ............      (2,252,137)     $ (26,033,572)       (2,714,861)     $ (27,115,386)
                                       ==========      =============        ==========      =============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through November 30, 1997.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

7. FEDERAL INCOME TAX STATUS


During the year ended November 30, 1998, the Fund utilized its net capital loss carryover of approximately $34,462,000.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,106,000 during fiscal 1998.

As of November 30, 1998, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $3,698,987.

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:




                                                                                                                FOR THE PERIOD
                                                                FOR THE YEAR             FOR THE YEAR         FEBRUARY 27, 1996*
                                                                   ENDED                    ENDED                  THROUGH
                                                            NOVEMBER 30, 1998++     NOVEMBER 30, 1997**++     NOVEMBER 30, 1996
                                                           ---------------------   -----------------------   -------------------
CLASS B SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of period ...................          $    10.85            $    10.92                  $    10.00
                                                                  ----------            ----------                  ----------
Income (loss) from investment operations:
 Net investment loss ...................................              (0.26)                (0.22)                      (0.13)
 Net realized and unrealized gain ......................               4.87                  0.15                        1.05
                                                                  ----------            ----------                  ----------
Total income (loss) from investment operations .........               4.61                 (0.07)                       0.92
                                                                  ----------            ----------                  ----------
Net asset value, end of period .........................          $    15.46            $    10.85                  $    10.92
                                                                  ==========            ==========                  ==========
TOTAL RETURN+ ..........................................               42.49 %               (0.64)%                      9.20 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ...............................................                2.20 %(3)             2.29 %                      2.28 %(2)
Net investment loss ....................................               (2.05)%(3)            (2.16)%                     (1.79)%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ................            $212,043              $174,412                    $205,274
Portfolio turnover rate ................................                  52 %                  49 %                        25 %(1)


-------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued



                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                           ENDED                THROUGH
                                                     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                    -------------------   ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.88               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................         (0.18)                (0.06)
 Net realized and unrealized gain ...............          4.90                  0.09
                                                         -------               -------
Total income from investment operations .........          4.72                  0.03
                                                         -------               -------
Net asset value, end of period ..................        $ 15.60               $ 10.88
                                                         =======               =======
TOTAL RETURN+ ...................................          43.38 %                0.28 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................           1.55 %(3)             1.55 %(2)
Net investment loss .............................          (1.40)%(3)            (1.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $1,107               $    58
Portfolio turnover rate .........................             52 %                  49 %
CLASS C SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.85               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................          (0.28)                (0.08)
 Net realized and unrealized gain ...............           4.88                  0.08
                                                         -------               -------
Total income from investment operations .........           4.60                   --
                                                         -------               -------
Net asset value, end of period ..................        $ 15.45               $ 10.85
                                                         =======               =======
TOTAL RETURN+ ...................................          42.27 %                0.09 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ........................................           2.30 %(3)             2.32 %(2)
Net investment loss .............................          (2.15)%(3)            (2.22)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........           $712                   $83
Portfolio turnover rate .........................             52 %                  49 %

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued



                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                           ENDED                THROUGH
                                                     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                    -------------------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.89               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................         (0.15)                (0.05)
 Net realized and unrealized gain ...............          4.92                  0.09
                                                         -------               -------
Total income from investment operations .........          4.77                  0.04
                                                         -------               -------
Net asset value, end of period ..................        $ 15.66               $ 10.89
                                                         =======               =======
TOTAL RETURN+ ...................................          43.80 %               0.37 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ........................................           1.30 %(3)             1.30 %(2)
Net investment loss .............................          (1.15)%(3)            (1.19)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........            $15                   $10
Portfolio turnover rate .........................             52 %                  49 %


--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW MID-CAP EQUITY TRUST


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Mid-Cap Equity Trust (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 8, 1999

                          TCW/DW MID-CAP EQUITY TRUST

                            PART C OTHER INFORMATION

Item 23.     Exhibits
             --------

                 2. Amended and Restated By-Laws of the Registrant dated
                    January 28, 1999.

                10. Consent of Independent Accountants

                14. Financial Data Schedules as of November 30, 1998

All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 24.     Persons Controlled by or Under Common Control With the Fund
             -----------------------------------------------------------
                  None

Item 25.     Indemnification.
             ---------------

              Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

                   Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

                   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

              Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26.              Business and Other Connections of Investment Adviser.
                      ----------------------------------------------------

         The TCW Funds Management, Inc. ("TCW") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. TCW presently serves as investment adviser to: (1) TCW/DW North American Government Income Trust, an open-end, non-diversified management company; (2) TCW/DW Income and Growth Fund, an open-end, non-diversified management company; (3) TCW/DW Latin American Growth Fund, an open-end, non-diversified management company; (4) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company; (5) TCW/DW Term Trust 2000, a closed-end, diversified management company; (6) TCW/DW Term Trust 2002, a closed-end diversified management company; (7) TCW/DW Term Trust 2003, a closed-end diversified management company; (8) TCW/DW Emerging Markets Opportunities Trust, an open-end, non-diversified management company; (9) TCW/DW Total Return Trust, an open-end non-diversified management investment company; (10) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company; and (11) TCW/DW Global Telecom Trust, an open-end diversified management investment company. TCW also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 26 of the officers and directors of TCW together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by TCW and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by TCW pursuant to the Investment Advisers Act.

Item 27.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)       Active Assets California Tax-Free Trust
(2)       Active Assets Government Securities Trust
(3)       Active Assets Money Trust
(4)       Active Assets Tax-Free Trust
(5)       Morgan Stanley Dean Witter Aggressive Equity Fund
(6)       Morgan Stanley Dean Witter American Value Fund
(7)       Morgan Stanley Dean Witter Balanced Growth Fund
(8)       Morgan Stanley Dean Witter Balanced Income Fund
(9)       Morgan Stanley Dean Witter California Tax-Free Daily Income Trust

(10)      Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)      Morgan Stanley Dean Witter Capital Growth Securities
(12)      Morgan Stanley Dean Witter Competitive Edge Fund,
           "Best Ideas Portfolio"
(13)      Morgan Stanley Dean Witter Convertible Securities Trust
(14)      Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)      Morgan Stanley Dean Witter Diversified Income Trust
(16)      Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)      Morgan Stanley Dean Witter Equity Fund
(18)      Morgan Stanley Dean Witter European Growth Fund Inc.
(19)      Morgan Stanley Dean Witter Federal Securities Trust
(20)      Morgan Stanley Dean Witter Financial Services Trust
(21)      Morgan Stanley Dean Witter Fund of Funds
(22)      Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)      Morgan Stanley Dean Witter Global Utilities Fund
(24)      Morgan Stanley Dean Witter Growth Fund
(25)      Morgan Stanley Dean Witter Hawaii Municipal Trust
(26)      Morgan Stanley Dean Witter Health Sciences Trust
(27)      Morgan Stanley Dean Witter High Yield Securities Inc.
(28)      Morgan Stanley Dean Witter Income Builder Fund
(29)      Morgan Stanley Dean Witter Information Fund
(30)      Morgan Stanley Dean Witter Intermediate Income Securities
(31)      Morgan Stanley Dean Witter International SmallCap Fund
(32)      Morgan Stanley Dean Witter Japan Fund
(33)      Morgan Stanley Dean Witter Limited Term Municipal Trust
(34)      Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(35)      Morgan Stanley Dean Witter Market Leader Trust
(36)      Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(37)      Morgan Stanley Dean Witter Mid-Cap Growth Fund
(38)      Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(39)      Morgan Stanley Dean Witter Natural Resource Development
            Securities Inc.
(40)      Morgan Stanley Dean Witter New York Municipal Money Market Trust
(41)      Morgan Stanley Dean Witter New York Tax-Free Income Fund
(42)      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(43)      Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(44)      Morgan Stanley Dean Witter Prime Income Trust
(45)      Morgan Stanley Dean Witter Real Estate Fund
(46)      Morgan Stanley Dean Witter S&P 500 Index Fund
(47)      Morgan Stanley Dean Witter S&P 500 Select Fund
(48)      Morgan Stanley Dean Witter Short-Term Bond Fund
(49)      Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(50)      Morgan Stanley Dean Witter Special Value Fund
(51)      Morgan Stanley Dean Witter Strategist Fund
(52)      Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(53)      Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(54)      Morgan Stanley Dean Witter U.S. Government Money Market Trust
(55)      Morgan Stanley Dean Witter U.S. Government Securities Trust
(56)      Morgan Stanley Dean Witter Utilities Fund
(57)      Morgan Stanley Dean Witter Value-Added Market Series
(58)      Morgan Stanley Dean Witter Value Fund
(59)      Morgan Stanley Dean Witter Variable Investment Series

(60)      Morgan Stanley Dean Witter World Wide Income Trust
 (1)      TCW/DW Emerging Markets Opportunities Trust
 (2)      TCW/DW Global Telecom Trust
 (3)      TCW/DW Income and Growth
 (4)      TCW/DW Latin American Growth Fund
 (5)      TCW/DW Mid-Cap Equity Trust
 (6)      TCW/DW North American Government Income Trust
 (7)      TCW/DW Small Cap Growth Fund
 (8)      TCW/DW Total Return Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048.

                                    POSITION AND OFFICE WITH DISTRIBUTORS
NAME                                AND THE REGISTRANT
----                                ---------------------------------------------
Frank Bruttomesso                   Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.

Thomas F. Caloia                    Assistant Treasurer of MSDW Distributors and
                                    Treasurer of the Registrant.

Marilyn K. Cranney                  Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.

Christine A. Edwards                Director, Executive Vice President, Secretary, and
                                    Chief Legal Officer of MSDW Distributors.

Barry Fink                          Senior Vice President, Assistant General Counsel and
                                    Assistant Secretary of MSDW Distributors and Vice President,
                                    Secretary and General Counsel of the Registrant.

Robert S. Giambrone                 Senior Vice President of MSDW Distributors and
                                    Vice President of the Registrant.

Michael T. Gregg                    Vice President and Assistant Secretary of  MSDW Distributors.

James F. Higgins                    Director of MSDW Distributors.

Michael Interrante                  Assistant Treasurer of MSDW Distributors.

John B. Kemp                        President of Distributors.

Frederick K. Kubler                 Senior Vice President, Assistant Secretary and Chief
                                    Compliance Officer of MSDW Distributors.

Todd Lebo                           Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.


                                       4

Lou Anne D. McInnis                 Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.

Mitchell M. Merin                   Director, Chief Executive Officer of MSDW
                                    Distributors and Vice President of the Registrant.

Carsten Otto                        Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.

Philip J. Purcell                   Director of MSDW Distributors.

Ruth Rossi                          Assistant Secretary of MSDW Distributors and Vice
                                    President of the Registrant.

John Schaeffer                      Director of MSDW Distributors.

Charles A. Vadala                   Senior Vice President and Financial Principal of
                                    MSDW Distributors.

Item 28.        Location of Accounts and Records
                --------------------------------

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.        Management Services
                -------------------
         Registrant is not a party to any such management-related service contract.

Item 30.         Undertakings
                 ------------

         None

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of March, 1999.

                                      TCW/DW MID-CAP EQUITY TRUST

                                      By: /s/ Barry Fink
                                          -----------------------
                                          Barry Fink
                                          Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                           TITLE                                       DATE
         ----------                                           -----                                       ----
(1) Principal Executive Officer                               President, Chief
                                                              Executive Officer,
                                                              Trustee and Chairman                       3/26/99
By: /s/Charles A. Fiumefreddo
    -------------------------
    Charles A. Fiumefreddo

(2) Principal Financial Officer                               Treasurer and Principal
                                                              Accounting Officer

                                                                                                         3/26/99

By: /s/Thomas F. Caloia
    -------------------
    Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Thomas E. Larkin, Jr.
    Richard M. DeMartini
    Marc. I. Stern

 By: /s/Barry Fink                                                                                        3/26/99
    -------------
    Barry Fink
    Attorney-in-Fact

    John C. Argue       Michael E. Nugent
    John R. Haire       John L. Schroeder
    Manuel H. Johnson

 By: /s/David M. Butowsky                                                                                 3/26/99
     --------------------
     David M. Butowsky
     Attorney-in-Fact

                          TCW/DW MID-CAP EQUITY TRUST
                                 EXHIBIT INDEX

           2. Amended and Restated By-Laws of the Registrant dated January 28, 1999.

          10. Consent of Independent Accountants.

          14. Financial Data Schedules as of November 30, 1998.